SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant   [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material under ss. 240.14a-12


          First Trust Specialty Finance and Financial Opportunities Fund
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


          -------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[LOGO OMITTED] FIRST TRUST
               ADVISORS L.P.
                                                               IMPORTANT NOTICE

                                                               October 16, 2008

            1001 Warrenville Road, Suite 300, Lisle, IL 60532

Re: FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

Dear Valued Shareholder:

Our records indicate that we have not yet received your important proxy vote for the Special Meeting of Shareholders of First Trust Specialty Finance and Financial Opportunities Fund, scheduled to be held on Monday, November 17th at 4:00 p.m. Central Time at the offices of counsel to the Fund, Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603. In late September you should have received proxy materials seeking your vote for the Special Meeting of Shareholders requesting your vote on a proposal to approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P. and Confluence Investment Management LLC. So far, we have received voting instructions from many shareholders, but as of the date of this letter we have not yet received a vote on behalf of your shares. We ask that you PLEASE HELP US BY TAKING A MOMENT NOW TO VOTE. Please note that important matters are being voted on that will affect your investment in the Fund. It is important that we receive enough votes to complete the business of this meeting without additional delay and cost.

WHY DOES IT MATTER IF I VOTE? Every shareholder's vote counts regardless of the number of shares owned. As a shareholder of record of the First Trust Specialty Finance and Financial Opportunities Fund, your participation is critical to the outcome of this Meeting. If sufficient voting participation is not received by NOVEMBER 17TH additional expenses of further solicitation efforts could be incurred.

Please help us to achieve sufficient voting participation by taking a moment to vote your shares today. If you need another copy of the Proxy Statement, have any proxy-related questions, or wish to vote your proxy by phone, PLEASE CALL 1-866-530-8634 for assistance.

    WE HAVE SET UP THE FOLLOWING VOTING METHODS SO THAT YOU WILL FIND
             ONE TO BE CONVENIENT AND VOTE YOUR SHARES TODAY.


[GRAPHIC OMITTED]  1. VOTE BY TELEPHONE. You may cast your vote by calling our toll-free proxy hotline at
                      1-866-530-8634. Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

[GRAPHIC OMITTED]  2. VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

[GRAPHIC OMITTED]  3. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

[GRAPHIC OMITTED]  4. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the voting options above so that your vote will be received no later than November 17th.

Thank you for your assistance with this important matter. If you have voted since this letter was mailed, we thank you for casting your vote. Otherwise, please take a moment now to vote.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board

                                                                           NOBO

[LOGO OMITTED] FIRST TRUST
               ADVISORS L.P.
                                                               IMPORTANT NOTICE

                                                               October 16, 2008

            1001 Warrenville Road, Suite 300, Lisle, IL 60532

Re: FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

Dear Valued Shareholder:

Our records indicate that we have not yet received your important proxy vote for the Special Meeting of Shareholders of First Trust Specialty Finance and Financial Opportunities Fund, scheduled to be held on Monday, November 17th at 4:00 p.m. Central Time at the offices of counsel to the Fund, Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603. In late September you should have received proxy materials seeking your vote for the Special Meeting of Shareholders requesting your vote on a proposal to approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P. and Confluence Investment Management LLC. So far, we have received voting instructions from many shareholders, but as of the date of this letter we have not yet received a vote on behalf of your shares. We ask that you PLEASE HELP US BY TAKING A MOMENT NOW TO VOTE. Please note that important matters are being voted on that will affect your investment in the Fund. It is important that we receive enough votes to complete the business of this meeting without additional delay and cost.

WHY DOES IT MATTER IF I VOTE? Every shareholder's vote counts regardless of the number of shares owned. As a shareholder of record of the First Trust Specialty Finance and Financial Opportunities Fund, your participation is critical to the outcome of this Meeting. If sufficient voting participation is not received by NOVEMBER 17TH additional expenses of further solicitation efforts could be incurred.

Please help us to achieve sufficient voting participation by taking a moment to vote your shares today. If you need another copy of the Proxy Statement or have any proxy-related questions, PLEASE CALL 1-866-530-8634 for assistance.

    WE HAVE SET UP THE FOLLOWING VOTING METHODS SO THAT YOU WILL FIND
             ONE TO BE CONVENIENT AND VOTE YOUR SHARES TODAY.


[GRAPHIC OMITTED]  1. VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

[GRAPHIC OMITTED]  2. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

[GRAPHIC OMITTED]  3. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the voting options above so that your vote will be received no later than November 17th.

Thank you for your assistance with this important matter. If you have voted since this letter was mailed, we thank you for casting your vote. Otherwise, please take a moment now to vote.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board

                                                                            OBO